THE FIRST AMERICAN CORPORATION REPORTS
                       RESULTS FOR THE SECOND QUARTER 2004

SANTA ANA, Calif., July 27, 2004 - The First American Corporation (NYSE: FAF), the nation's largest data provider, today announced results for the second quarter ended June 30, 2004:

                                            Three Months Ended                      Six Months Ended
                                                 June 30                                June 30
                                     -----------------------------------    -----------------------------------
                                           2004              2003                 2004                 2003
                                     ---------------    ----------------    ----------------    ---------------

Total revenues                       $ 1.72 billion      $ 1.54 billion      $ 3.20 billion      $ 2.88 billion
Income before income taxes
    and minority interests           $219.2 million      $239.8 million      $330.3 million      $403.2 million
Net income                           $116.5 million      $127.5 million      $171.5 million      $215.1 million
Net income per diluted share                  $1.27               $1.47               $1.90              $2.53

Summary of Operations

         "The company posted strong second quarter results," stated Parker S. Kennedy, president of The First American Corporation. "Second quarter earnings benefited from a 26 percent increase in closed title orders, compared with first quarter closings. A quarter point hike in interest rates in the second quarter, which was the first interest rate increase since May of 2000, slowed refinancings, but residential and commercial property purchase transactions remained solid, which resulted in steady real estate activity for the quarter. Traditionally, First American's real estate-related businesses benefit from the seasonally stronger home purchase market in the second and third quarters."

                                    - more -

Quarterly Financial Highlights

Financial Services Group:

   o Revenues for the second quarter 2004 were $1.31 billion, an increase of 12 percent when compared with $1.17 billion for the second quarter of 2003.

   o Pretax income was $152.1 million, an increase of 1 percent when compared with $151.3 million in the prior year quarter.

   o  Pretax margins for the second quarter 2004 were 11.6 percent compared with
      13.0 percent for the second quarter 2003.

Information Technology Group:

   o Revenues for the second quarter 2004 were $411.4 million, an increase of 10 percent when compared with $375.2 million for the second quarter of 2003.

   o Pretax income was $98.5 million, a 15 percent decrease when compared with $116.2 million in the prior year quarter.

   o  Pretax margins for the second quarter 2004 were 23.9 percent compared with
      31.0 percent for the second quarter 2003.

2004 Strategic Focus and Outlook

     Kennedy continued: "During the second half of 2004, production and cost efficiency strategies--such as technology solutions and operational consolidation--will be put to the test. Our goal is to keep profit margins steady in our real estate-related businesses. Additionally, many of the company's non-real estate-related businesses, such as subprime credit information, screening information, auto and consumer credit, and our subscription-based data products, are less sensitive to interest rate changes and should continue to experience stronger revenues as the national economy improves. We will continue to implement strategies for growth, profitable acquisitions, bundling and cross-selling products and services, and finding new ways to package and sell our data."

Teleconference/Webcast

     First American's second quarter results will be discussed in more detail on Wednesday, July 28, 2004, at 10 a.m. EDT, via teleconference. The dial-in number is (888) 955-3516 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web Site at www.firstam.com/investor. An audio replay of the conference call will be available through August 5, 2004, by dialing (402) 998-0584. An audio archive of the call will also be available for replay on First American's Web site.

                                    - more -

About First American

         The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's largest data provider, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within six primary business segments including: Title Insurance and Services, Specialty Insurance, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $6.21 billion in 2003, First American has 29,000 employees in approximately 1,800 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward-Looking Statements

         Certain statements made in this press release, including those related to revenues in the company's non-real estate-related businesses, are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2003, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



                       (Additional Financial Data Follows)

                               Summary of Earnings
                    (in thousands, except per share amounts)

                                                                   Three Months Ended                      Six Months Ended
                                                                         June 30                                 June 30
                                                             --------------------------------     ---------------------------------
                                                                   2004               2003             2004               2003
                                                             -------------      -------------     -------------      --------------
Total revenues                                                 $1,724,053         $1,542,931        $3,197,824          $2,884,906
Income before income taxes and minority interests              $  219,191          $ 239,753        $  330,321          $  403,246
Income taxes                                                   $   79,300          $  83,100        $  116,700          $  139,100
Minority interests                                             $   23,365          $  29,177        $   42,139          $   49,090
Net income                                                     $  116,526          $ 127,476        $  171,482          $  215,056
Net income per share:
    Basic                                                           $1.32              $1.67             $2.05               $2.86
    Diluted                                                         $1.27              $1.47             $1.90               $2.53
Weighted average shares outstanding:
    Basic                                                          88,071             76,420            83,697              75,289
    Diluted                                                        92,083             87,915            91,350              86,506



                        Summary Balance Sheet Information
                    (in thousands, except per share amounts)

                                                                                                       June 30         December 31
                                                                                                    --------------- ---------------
                                                                                                        2004              2003
                                                                                                    --------------- ---------------
Total stockholders' equity                                                                          $2,290,092          $1,879,520
Book value per share                                                                                    $25.76              $23.84



                      Summary Title Insurance Order Counts
                             From Direct Operations

                                                                                                           Three Months Ended
                                                                                                                June 30
                                                                                                    --------------- ---------------
                                                                                                       2004                2003
                                                                                                    --------------- ---------------
Title orders opened:
     April                                                                                             216,100            228,700
     May                                                                                               200,800            253,100
     June                                                                                              218,600            288,200
                                                                                                    ------------    ---------------
          Second quarter total                                                                         635,500            770,000
                                                                                                    ============    ===============
Title orders closed:
     April                                                                                            167,500             178,200
     May                                                                                              168,800             174,700
     June                                                                                             182,200             180,200
                                                                                                    ------------    ---------------
          Second quarter total                                                                        518,500             533,100
                                                                                                    ============    ===============


                       (Additional Financial Data Follows)

                             Selected Financial Data
                                   (unaudited)
                                 (in thousands)

                                                            Three Months Ended                         Six Months Ended
                                                                  June 30                                  June 30
                                                    ------------------------------------    --------------------------------------
                                                           2004                2003                 2004                 2003
                                                    ----------------     ---------------    -----------------      ---------------
RESULTS OF OPERATIONS
Revenues
      Operating revenues                            $      1,685,098     $     1,503,352    $       3,130,631      $     2,798,310
      Investment and other income                             36,237              37,992               63,144               72,464
      Net realized investment gains                            2,718               1,587                4,049               14,132
                                                    ----------------     ---------------    -----------------      ---------------
                                                           1,724,053           1,542,931            3,197,824            2,884,906
                                                    ----------------     ---------------    -----------------      ---------------
Expenses

      Salaries and other personnel costs                     534,622              439,769           1,008,397              846,986
      Premiums retained by agents                            458,502              408,784             882,736              774,493
      Other operating expenses                               372,438              327,804             713,277              621,191
      Provision for title losses and other claims             85,686               79,403             157,107              146,642
      Depreciation and amortization                           31,326               26,555              60,696               52,570
      Premium taxes                                           13,090               12,010              25,630               22,466
      Interest                                                 9,198                8,853              19,660               17,312
                                                    ----------------     ----------------   ----------------      ----------------
                                                           1,504,862            1,303,178           2,867,503            2,481,660
                                                    ----------------     ----------------   -----------------     ----------------
Income before income taxes and minority interests   $        219,191     $        239,753   $         330,321     $        403,246
                                                    ================     ================   =================     ================

OPERATING REVENUES
Financial Services

Title Insurance and Services:
      Direct operations                                  $   659,945     $        581,965   $       1,175,451     $      1,066,273
      Agency operations                                      574,338              508,758           1,091,148              957,754
                                                    ----------------     ----------------   -----------------     ----------------
                                                           1,234,283            1,090,723          2,266,599            2,024,027
Specialty Insurance                                           51,847               50,889              98,339               97,033
                                                    ----------------     ----------------   -----------------     ----------------
                                                           1,286,130            1,141,612           2,364,938            2,121,060
                                                    ----------------     ----------------   -----------------     ----------------
Information Technology

      Mortgage Information                                  167,649              157,256              322,584              296,364
      Property Information                                   99,525               98,022              191,502              180,302
      Credit Information                                     62,912               69,116              125,364              131,644
      Screening Information                                  68,882               37,346              126,243               68,940
                                                    ----------------     ----------------   -----------------     ----------------
                                                            398,968              361,740              765,693              677,250
                                                    ----------------     ----------------   -----------------     ----------------
Total operating revenues                            $     1,685,098      $     1,503,352    $       3,130,631     $      2,798,310
                                                    ================     ================   =================     ================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services
      Title Insurance and Services                  $       140,497      $       143,037    $         199,074              232,244
      Specialty Insurance                                    11,653                8,241               24,097               14,080
                                                    ----------------     ----------------   -----------------     ----------------
                                                            152,150              151,278              223,171              246,324
                                                    ----------------     ----------------   -----------------     ----------------
Information Technology
      Mortgage Information                                   47,992               62,653               78,339              108,450
      Property Information                                   32,955               32,390               60,473               55,833
      Credit Information                                     12,022               17,971               27,020               44,578
      Screening Information                                   5,537                3,218                6,639                3,733
                                                    ----------------     ----------------   -----------------     ----------------
                                                             98,506              116,232              172,471              212,594
                                                    ----------------     ----------------   -----------------     ----------------
Total before corporate expenses and
   minority interest                                         250,656            267,510               395,642              458,918
      Corporate expense                                       31,465             27,757                65,321               55,672
                                                    ----------------     ----------------   -----------------     ----------------
Income before income taxes and minority interests $          219,191     $      239,753     $         330,321     $        403,246
                                                    ================     ================   =================     ================

                                    - more -

                                 Segment Margins
                                   (unaudited)
                       (in thousands, except percentages)

                                                                         Three Months Ended June 30
                                        -------------------------------------------------------------------------------------------
                                               Total revenues                     Pretax (A)                        Margins
                                        ------------------------------    -----------------------------     -----------------------
                                            2004            2003              2004             2003            2004          2003
                                        -------------    -------------    -------------    ------------     ----------     --------
Financial Services

      Title Insurance and Services       $ 1,257,070     $ 1,111,186      $   140,497     $    143,037          11.2%         12.9%

      Specialty Insurance                     54,992          54,062           11,653            8,241          21.2%         15.2%
                                        -------------    -------------    -------------    ------------     ----------     --------
                                         $ 1,312,062     $ 1,165,248      $   152,150     $    151,278          11.6%         13.0%
                                        =============    =============    =============    ============     ==========     ========

Information Technology

     Mortgage Information                $   170,081     $    160,937      $    47,992     $    62,653          28.2%          38.9%
     Property Information                    106,577          105,157           32,955          32,390          30.9%          30.8%
     Credit Information                       65,867           71,781           12,022          17,971          18.3%          25.0%
     Screening Information                    68,916           37,374            5,537           3,218           8.0%           8.6%
                                        -------------    -------------    -------------    ------------     ----------     --------
                                        $    411,441     $    375,249      $    98,506     $   116,232          23.9%          31.0%
                                        =============    =============    =============    ============     ==========     ========

                                                                         Six Months Ended June 30
                                        -------------------------------------------------------------------------------------------
                                               Total revenues                     Pretax (A)                        Margins
                                        ------------------------------    -----------------------------     -----------------------
                                            2004            2003              2004            2003            2004             2003
                                        -------------    -------------    -------------    ------------     ----------     --------
Financial Services
     Title Insurance and Services       $  2,304,992       $2,065,428       $  199,074      $  232,244            8.6%         11.2%
     Specialty Insurance                     105,718          102,646           24,097          14,080           22.8%         13.7%
                                        -------------    -------------    -------------    ------------     ----------     --------
                                        $  2,410,710       $2,168,074       $  223,171      $  246,324            9.3%         11.4%
                                        =============    =============    =============    ============     ==========     ========

Information Technology

     Mortgage Information               $    326,706      $   302,814      $     78,339     $   108,450          24.0%         35.8%
     Property Information                    203,870          192,598            60,473          55,833          29.7%         29.0%
     Credit Information                      130,259          149,827            27,020          44,578          20.7%         29.8%
     Screening Information                   126,359           68,992             6,639           3,733           5.3%          5.4%
                                        -------------    -------------    -------------    ------------     ----------     --------
                                        $    787,194      $   714,231      $    172,471     $   212,594          21.9%         29.8%
                                        =============    =============    =============    ============     ==========     ========

(A) - Income before income tax, minority interest and corporate expenses